UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

SEPTEMBER 21, 2010
Date of Report (Date of Earliest Event Reported)

CMoney, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-167176	75-3260546
(State or other jurisdiction of Identification)	(Commission File Number)	(IRS Employer No.)

One Sugar Creek Center Blvd., 5th Floor
Sugar Land, Texas 77478
Address

(713) 589-5393
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))
☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In addition, MaloneBailey, LLP, in its letter to us dated September 2, 2010, has informed us that they have withdrawn their audit opinion dated May 10, 2010 with respect to the December 31, 2009 and 2008 financial statements included in our Registration Statement S-1 and S-1A originally filed May 28, 2010. As a result of the auditor resignation and withdrawal of their opinion based upon SEC allegations of facts that were not properly disclosed to them or were misrepresented to them by former management of the Company, and based on MaloneBailey, LLP’s understanding of the misrepresentations, they believe that the financial statements are materially misstated, misleading and cannot be relied upon.

Item 9.01 Exhibits

Exhibit Number	Description
16.1	Auditor Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

cMoney, Inc.

By: /s/ Larry Wilson
Name: Larry Wilson
Title: Chairman of Board
Dated: 9/21/2010